UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2003

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
Commission file number	(IRS Employer
Identification
Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 Script from Conference Call

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a)  Financial Statements of Businesses Acquired:

     Not required.

     (b)  Pro Forma Financial Information:

     Not required.

     (c)  Exhibits:

Exhibit Number	Description

99.1	Press Release dated April 16, 2003.
99.2	Script from conference call dated April 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

Please refer to the attached press release (Exhibit 99.1) that was issued by the Registrant on April 16, 2003, and the attached script used by the Registrant during its conference call (Exhibit 99.2) that was webcast on the Registrant’s web site on April 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: April 23, 2003	By: /s/ Nancy K. Hamilton Nancy K. Hamilton, Principal Financial and Accounting Officer and on behalf of the Registrant

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 16, 2003.
99.2	Script from conference call dated April 16, 2003.